Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
15.	RELATED PARTY TRANSACTIONS

The majority of the common shares in the Company are owned by Dr. Benjamin Warner, the Chief Scientific Officer. As of December 31, 2014 and 2013, Dr. Benjamin Warner owned directly and indirectly 46.2% and 76.0%, respectively of the issued and outstanding shares of common stock on an un-diluted basis.

Effective April 1, 2014, the Company appointed Mr. Timothy Tyson as Non Executive Chairman of the Board. Mr. Tyson has been a director of the Company from October 1, 2013. Mr. Warner who had served as our Chairman of the Board from inception to March 31, 2014, relinquished this position.

Mr. Tyson entered into an agreement with the Company whereby he is entitled to fees of $120,000 per annum and options to purchase 66,000 shares of common stock at an exercise price of $5.00 per share were granted to Mr. Tyson. These options will vest equally over a twenty four month period. The agreement also includes confidentiality obligations and inventions assignments by Mr. Tyson.

Effective August 11, 2014, the Company entered into a Severance Agreement and Release (“the Agreements”) whereby Gary Altman, the Company’s previous Chief Executive Officer resigned, effective August 29, 2014.

Set forth below is a summary of the material terms of the Agreements:

●	Mr. Altman has irrevocably and voluntarily resigned from his position as Chief Executive Officer of the Company and from the Board of Directors of the Company and all of its subsidiaries or affiliates as of August 29, 2014.

●	As of August 29, 2014 Mr. Altman had no further obligation or authority to perform duties and functions on behalf of the Company and/or its subsidiaries or affiliates and refrained from performing such duties or functions; however, Mr. Altman agreed to cooperate with the Company as necessary for the business of the Company when requested by the President, Chief Executive Officer and/or Chairperson of the Board.

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In addition to accrued and unpaid base salary and expense reimbursement, the Company paid Mr. Altman Three Hundred Twenty Five Thousand Dollars ($325,000) as well as reimbursement for certain legal fees and moving expenses, provided that Mr. Altman did not violate the terms of the Agreement.

●	The Company will provide Mr. Altman with reimbursement of COBRA premiums (less the amount Mr. Altman was required to pay under the Company’s health plans through the earlier of (i) December 31, 2015; (ii) the date Mr. Altman is no longer eligible to receive COBRA; and (iii) the date Mr. Altman becomes eligible to receive substantially similar coverage from another employer, to the extent permitted under applicable law:

●	Mr. Altman’s ability to exercise all stock options issued to him vested immediately after the Effective Date of the Agreement and options exercisable for 12,500 shares of common stock shall be exercisable at any time prior to the seven year anniversary of the date of grant and the remainder shall be exercisable for 90 days after August 29, 2014.

●	For a period commencing on the Effective Date of the Agreement and ending one year after the Effective Date, Mr. Altman agreed not to, directly or indirectly, either for himself or any other person, own, manage, control, materially participate in, invest in, permit his name to be used by, act as consultant or advisor to, render material services for (alone or in association with any person, firm, corporation or other business organization) or otherwise assist in any manner any business which is a competitor of the Company and/or its subsidiaries or affiliates.

Effective November 24, 2014, the Company appointed Mr. Richard Cunningham as Chief Executive Officer and President of the Company. In terms of his agreement Mr. Cunningham entered into a four year employment agreement with a base salary of $300,000 and he will be eligible for discretionary performance bonuses payments up to 100% of his base salary, payable in cash. Mr. Cunningham has been guaranteed a minimum bonus of $100,000 immediately after his first year of employment with the Company provided he remains employed by the Company on the one year anniversary of the his commencement of employment.  Additionally, Mr. Cunningham will be granted options to purchase shares of the Company’s common stock representing Two Hundred and Fifty Thousand (250,000) shares of the Company’s publicly registered common stock, which shall be awarded on the earlier of the closing date of the Company’s next financing (the “Closing Date”) or the one year anniversary of Mr. Cunningham’s employment with the Company and shall vest as follows: (i) Fifty Thousand (50,000) shares shall vest on the one year anniversary of the effective date of the Employment Agreement; (ii) One Hundred and Fifty Thousand (150,000) shares shall vest monthly on a pro rata basis commencing on the last day of months thirteen (13) through forty eight (48) of the term of the Employment Agreement; and (iii) Fifty Thousand (50,000) shares shall vest on the four (4) year anniversary of the effective date of the Employment Agreement. The exercise price for the options is $3.50 per share. Upon a change of control, as defined in the Company’s existing stock option plan, all unvested options issued to the Mr. Cunningham shall become fully vested immediately upon the change of control.

The Employment Agreement also includes confidentiality obligations and inventions assignments by Mr. Cunningham.

If Mr. Cunningham’s employment is terminated for any reason, he or his estate as the case may be, will be entitled to receive the accrued base salary, bonus earned, vacation pay, expense reimbursement and any other entitlements accrued by him to the extent not previously paid (the “Accrued Obligations”); provided, however, that if his employment is terminated at any time by the Company without Just Cause (as defined in the Employment Agreement) or by Mr. Cunningham for Good Reason (as defined in the Employment Agreement) then in addition to paying the Accrued Obligations; the Company shall continue to pay the Executive his then-current base salary and continue to provide benefits to the Executive at least equal to those which he had at the time of termination for a period of nine months after termination. The right to receive any option which has not yet vested or been awarded shall terminate upon the termination of Executive’s employment for any reason. The period(s) to exercise the option following termination of employment, shall be according to the Corporation’s existing stock option plan and customary form of employee stock option agreement.